UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2013

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-13467	54-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

718 Grove Road

Midlothian, Virginia 23114

(804) 464-1601

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Commonwealth Biotechnologies, Inc. (“CBI” or the Company”) was notified by Witt Mares, PLC (“Witt Mares”), its independent registered public accounting firm, that Witt Mares has entered into a business combination with the accounting firm of PBGH, LLP (“PBGH”). In connection with the business combination, Witt Mares is succeeded by a newly created entity, PBMares, LLP (“PBMares”), which separately is registered with the Public Company Accounting Oversight Board (the “PCAOB”). As a result of the business combination and in accordance with applicable Securities and Exchange Commission (“SEC”) rules related to business combinations of independent registered public accounting firms, on January 17, 2013, Witt Mares resigned as CBI’s independent registered public accounting firm. CBI’s Audit Committee has not yet engaged PBMares, the successor accounting firm, as its independent registered public accounting firm. Engagement is anticipated and no changes to the audit engagement team are expected to occur as a result of the business combination.

Witt Mares’ reports on CBI’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

There is substantial doubt about the Company’s ability to continue as a going concern. Consequently, Witt Mares included a paragraph emphasizing “going concern” in their reports on the 2011 and 2010 financial statements.

During the two fiscal years ended December 31, 2010 and December 31, 2011, and through the date of resignation of Witt Mares:

•

there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC and the related instructions) between Witt Mares and CBI on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Witt Mares, would have caused Witt Mares to make reference to the subject matter of the disagreements in its reports on CBI’s financial statements for those years;

•	there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K);

•

neither CBI nor anyone on its behalf consulted Witt Mares regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to CBI’s financial statements;

•	Witt Mares provided no written report or oral advice to CBI that was an important factor the Company considered in reaching a decision as to any accounting, auditing or financial reporting issue; and

•	neither CBI nor anyone on its behalf consulted Witt Mares regarding any matter that was the subject of a “disagreement” or a “reportable event”.

CBI provided Witt Mares with a copy of this Current Report on Form 8-K and asked Witt Mares to provide the Company a letter addressed to the SEC stating Witt Mares’ agreement with the above disclosures. A copy of Witt Mares’ letter, dated February 4, 2013, confirming its agreement is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter to the Securities and Exchange Commission from Witt Mares, PLC, dated February 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2013

Commonwealth Biotechnologies, Inc.

By:	/s/ Richard J. Freer, Ph.D.
Name:	Richard J. Freer, Ph.D.
Title:	Chief Executive Officer

Exhibit List

16.1	Letter to the Securities and Exchange Commission from Witt Mares, PLC, dated February 4, 2013.